SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2006 (March 28, 2006)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On March 28, 2006, Atlantic American Corporation (the “Registrant”) reported its results of operations for its fourth quarter and year ended December 31, 2005. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

99.1 Press Release, dated March 28, 2006, reporting the results of operations of the Registrant for its fourth quarter and year ended December 31, 2005.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:    March 29, 2006

EXHIBIT INDEX

Exhibits:

Exhibit 99.1         Press release dated March 28, 2006